SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 27, 2006
                                                 ------------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

        New Jersey                   1-1031                 22-0743290
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(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)           Identification No.)

    Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ  08875-6707
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               RONSON CORPORATION
                                 FORM 8-K INDEX



                                                                            PAGE

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                  3

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN             3
                  OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
                  OF THE REGISTRANT.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                           3

Item 1.01. Entry into a Material Definitive Agreement

On September 27, 2006, Ronson Consumer Products Corporation ("RCPC") entered into a mortgage loan agreement with North Fork Bank ("North Fork") for $2,200,000. The mortgage loan is secured by a first mortgage on the property of RCPC at 3 and 6 Ronson Road, Woodbridge, NJ, and the guarantees of Ronson Corporation (the "Company") and Ronson Aviation, Inc. The loan bears interest at the rate of 6.81% and is payable in monthly installments of $15,422, with a final installment of approximately $1,697,000, plus interest, on November 1, 2016. The Mortgage and the Mortgage Promissory Note are attached as Exhibits
10.1 and 10.2 to this Form 8-K.

The proceeds from the mortgage loan were utilized to reduce amounts outstanding to CIT Group/Commercial Services, Inc. ("CIT") under the Company's revolving loan with CIT. Immediately following the reduction of the amounts due to CIT, the Company had consolidated loan availability of approximately $2,550,000 under the CIT revolving loan agreement.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

Please see the disclosure under Item 1.01 which is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

           a) Financial Statements:  None.

           b) Pro Forma Financial Information:  None.

           c) Exhibits:


           10.1 Mortgage from Ronson Consumer Products Corporation to North Fork Bank dated September 27, 2006.

           10.2 Mortgage Promissory Note between Ronson Consumer Products Corporation and North Fork Bank in the amount of $2,200,000 dated September 27, 2006.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Ronson Corporation


                                                     /s/Daryl K. Holcomb
                                                     -------------------
                                                     Daryl K. Holcomb
                                                     Vice President
                                                     Chief Financial Officer
                                                     and Controller

Dated:  October 2, 2006